EX.99.115

    OFFICE OF THE UNITED STATES TRUSTEE

IN RE:	DEBTOR IN POSSESSION OPERATING REPORT
SN INSURANCE ADMINISTRATORS	REPORT NUMBER 17	Page 1 of 3
FOR THE PERIOD FROM: 01-Aug-01
DEBTOR	TO: 31-Aug-01

CHAPTER 11 CASE NO. SV00-14102-GM

1. Profit and Loss Statement	Please see Attached Schedule A
A. Related to Business Operations:
Gross Sales
Less Sales Returns and Discounts
Net Sales
Less: Cost of Goods Sold
Beginning Inventory at Cost
Add: Purchases
Less: Ending Inventory at Cost
Cost of Goods Sold
Gross Profit
Other Operating Revenue (Specify)
Less: Operating Expenses
Officer Compensation
Salaries & Wages - Other Employees
Total Salaries & Wages
Employee Benefits
Payroll Taxes
Real Estate Taxes
Federal and State Income Taxes
Total Taxes
Rent and Lease Exp. (Real and Personal Property)
Interest Expense (Mortgage, Loan, etc.)
Insurance
Automobile Expense
Utilities (Gas, Electric, Water, Telephone, etc.)
Depreciation and Amortization
Repairs and Maintenance
Advertising
Supplies, Office Expenses, Photocopies, etc.
Bad Debts
Miscellaneous Operating Expenses (Specify)
Total Operating Expenses
Net Gain/(Loss) from Business Operations
B. Not Related to Business Operations
Income:
Interest Income
Other Non-Operating Revenues (Specify)
Gross Proceeds on Sale of Assets
Less: Original Cost of Assets plus Expenses of Sale
Net Gain/(Loss) on Sale of Assets
Total Non-Operating Income
Expenses Not Related to Business Operations:
Legal and Professional Fees
Other Non-Operating Revenues (Specify)
Total Non-Operating Expenses
NET INCOME /(LOSS) FOR PERIOD

Revised April 1989	OPERATING REPORT	UST-4

DEBTOR IN POSSESSION OPERATING REPORT NO. 17

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

		Accounts Payable	Accounts Receivable
Current	Under 30 days	$0	$0
Overdue	31 - 60 days	$0	$0
Overdue	61 - 90 days	PLEASE SEE ATTACHED SCHEDULE B
Overdue	91 - 120 days	$0	$0
Overdue	121 + days	$0	$0
Total		$0	$0

3. Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE

4. Tax Liability:

Gross Payroll Expense For Period	$37,348
Gross Sales for Period Subject to Sales Tax	$0
	Date Paid	Amount Paid*	Post Petition Taxes Still Owing
Federal Payroll and Withholding Taxes	8/15/01 & 8/31/01	$10,206	0
State Payroll and Withholding Taxes	8/15/01 & 8/31/01	$1,255	0
State Sales and Use Tax	N/A	$0	N/A
Real Property Taxes	N/A	$0	N/A

  ALL PAYROLL TAXES PAID BY ADP

  •
  Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage

	Carrier/ Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Worker's Compensation	See Schedule D
Liability	See Schedule E
Fire and Extended Coverage	See Schedule E
Property	See Schedule E
Theft	See Schedule E
Life (Beneficiary: )	See Schedule E
Vehicle	See Schedule E
Other	See Schedule E

DEBTOR IN POSSESSION OPERATING REPORT NO. 17

6. Questions:

  A.
  Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

  / /: Yes  Explain: ____________________________________

  /x/ : No

  B.
  Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

  / / : Yes  Explain: ____________________________________

  /x/ : No

7. Statement of Unpaid Professional Fees (Post-Petition Only):

Name of Professional	Type Professional	Post-Petition Unpaid Total
See Schedule F

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period Ending	Quarterly Disbursements for Quarter	Quarterly Fee	Date Paid	Amount Paid	Check No.	Quarterly Fee Still Owing

I, Alex Corbett — Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 10/02/2001	Signed:	/s/ ALEX CORBETT